Exhibit 10.21

EXECUTION COPY

ASSIGNMENT, ASSUMPTION AGREEMENT AND SECOND AMENDMENT TO THE

FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of November 10, 2008, is entered into among FLEETCOR FUNDING LLC (the “Seller”), FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC (the “Servicer”), MARKET STREET FUNDING LLC (“Market Street”), as conduit purchaser assignor (the “Conduit Assignor”), and as related committed purchaser assignor (in such capacity, the “Committed Assignor”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”) as purchaser agent for the Market Street Purchaser Group (“Market Street Purchaser Agent”) and as Administrator, Atlantic Asset Securitization LLC (“Atlantic”), as a conduit purchaser assignee (the “Atlantic Assignee”), CALYON NEW YORK BRANCH (“Calyon”), as a related committed purchaser assignee (the “Calyon Assignee”), Calyon, as purchaser agent for the Atlantic Purchaser Group (as defined below), and the various Purchaser Agents, Conduit Purchasers and Related Committed Purchasers listed on the signature pages hereto.

BACKGROUND

A. The Seller and various others are parties to that certain Fourth Amended and Restated Receivables Purchase Agreement dated as of October 29, 2007 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”). Capitalized terms used and not otherwise defined herein have the respective meaning assigned to such terms in the Receivables Purchase Agreement.

B. The Seller desires the Atlantic Assignee to become a Conduit Purchaser and the Calyon Assignee to become a Related Committed Purchaser under the Receivables Purchase Agreement and the Atlantic Assignee agrees to become a Conduit Purchaser and the Calyon Assignee agrees to become a Related Committed Purchaser thereunder.

C. The Conduit Assignor desires to sell and assign to the Atlantic Assignee two/ninths (2/9) of the Conduit Assignor’s rights and obligations under the Receivables Purchase Agreement, and the Atlantic Assignee desires to acquire and assume from the Conduit Assignor a two/ninths (2/9) interest in the Conduit Assignor’s rights and obligations under the Receivables Purchase Agreement.

D. The Committed Assignor desires to sell and assign to the Calyon Assignee two/ninths (2/9) of the Committed Assignor’s rights and obligations under the Receivables Purchase Agreement, and the Calyon Assignee desires to acquire and assume from the Committed Assignor a two/ninths (2/9) interest in the Committed Assignor’s rights and obligations under the Receivables Purchase Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Assignment and Assumption. In furtherance of and without limiting any other provision of this Amendment, the Receivables Purchase Agreement or any other Transaction Document, the parties hereto hereby effect the following assignments and assumptions:

(a) Assumption. This Amendment constitutes an “Assumption Agreement” as defined in the Receivables Purchase Agreement and as required pursuant to Section 1.2(e) of the Receivables Purchase Agreement. Each of the parties hereto hereby agrees that this Amendment is in all material respects equivalent to the Form of Assumption Agreement set forth as Annex C to the Receivables Purchase Agreement and is satisfactory for purposes of complying with the requirements in Section 1.2(e) of the Receivables Purchase Agreement. Upon execution and delivery of this Amendment and satisfaction of the conditions to effectiveness set forth herein and in Section 1.2(e) of the Receivables Purchase Agreement, the Atlantic Assignee shall become a Conduit Purchaser and the Calyon Assignee shall become a Related Committed Purchaser under the Receivables Purchase Agreement, and each shall have the rights and obligations of a Purchaser thereunder. Each of the Atlantic Assignee and the Calyon Assignee hereby irrevocably designates and appoints Calyon as its Purchaser Agent (the “Atlantic Purchaser Agent” and, together with the Atlantic Assignee and the SunTrust Assignee, the “Atlantic Purchaser Group”).

(b) Assignment by Conduit Assignor to Atlantic Assignee. (i) At or before 12:00 noon (New York time) on the date hereof, (i) the Atlantic Assignee shall pay to the Conduit Assignor, in immediately available funds, the amount set forth on Schedule I hereto representing two/ninths (2/9) of the outstanding Capital of Market Street’s Purchased Interest (such amount, the “Atlantic Capital”) and (ii) on or prior to the next Monthly Settlement Date, the Seller shall pay to the Conduit Assignor, in immediately available funds, the amount set forth on Schedule I hereto representing the sum of (A) all accrued but unpaid (whether or not then due) Discount and fees attributable to the Atlantic Capital and (B) accruing but unpaid fees and other costs and expenses payable in respect of the Atlantic Capital for the period commencing upon each date such unpaid amounts commence accruing, to and including the date hereof (such amount, the “Atlantic CP Costs and Other Costs”); upon the Conduit Assignor’s receipt of the Atlantic Capital, the Conduit Assignor hereby sells, transfers, assigns and delegates to the Atlantic Assignee, without recourse, representation or warranty except as otherwise provided herein, and the Atlantic Assignee hereby irrevocably takes, receives and assumes from the Conduit Assignor, the Atlantic Capital and all related rights and obligations hereunder, under the Receivables Purchase Agreement and under the other Transaction Documents.

(c) Assignment by Committed Assignor to Calyon Assignee. For good and valuable consideration, receipt of which is hereby acknowledged, the Committed Assignor hereby sells, transfers, assigns and delegates to the Calyon Assignee, without recourse, representation or warranty of any kind except as otherwise provided herein, and the Calyon Assignee hereby irrevocably takes, receives and assumes from the Committed Assignor, an undivided two/ninths (2/9) interest in the Committed Assignor’s Commitment under the Receivables Purchase Agreement representing $50,000,000.00, and all rights and obligations as a Related Committed Purchaser in connection therewith.

(d) Agreement by the Parties. Each of the parties and signatories hereto hereby acknowledges and agrees to each of the assignments and assumptions set forth in clause (a) of this Section 1, and expressly waives any notice requirements set forth in the Receivables Purchase Agreement or any other Transaction Document as a prerequisite or condition precedent to such assignment and assumption.

2	Assignment Agreement (FleetCor)

(e) Notice Addresses. For purposes of Section 6.2 of the Receivables Purchase Agreement, the notice addresses for Calyon and Atlantic shall be as set forth on Schedule II hereto.

SECTION 2. Amendments to the Receivables Purchase Agreement. The parties hereto hereby effect the following amendments to the Receivables Purchase Agreement:

(a)	Clause (b) of Section 1.1 of the Receivables Purchase Agreement is hereby amended by deleting the reference to the amount “$20,000,000” therein and substituting a reference to the amount “$50,000,000” therefor.

(b)	Clause (a) of Section 1.2 of the Receivables Purchase Agreement is hereby amended by deleting the reference to the amount $300,000” therein and substituting a reference to the amount “$500,000” therefor.

(c)	Clause (A) of the proviso to Section 1.4(f) of the Receivables Purchase Agreement is hereby amended by deleting the reference to the amount “$20,000,000” therein and substituting a reference to the amount “$50,000,000” therefor.

(d)	Clause (a) of Section 6.4 of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

(a) By way of clarification, and not of limitation, of Sections 1.7 or 3.1, the Seller shall pay to the Administrator and each member of each Purchaser Group on demand all reasonable costs and expenses in connection with (i) the preparation, execution, delivery and administration (including amendments or waivers of any provision) of this Agreement or the other Transaction Documents, (ii) the sale of the Purchased Interest (or any portion thereof), (iii) the perfection (and continuation) of the Administrator’s rights in the Receivables, Collections and other Pool Assets, (iv) the enforcement by the Administrator, any Purchaser Agent or any member of any Purchaser Group party to this Agreement of the obligations of the Seller, the Servicer or the Originators under the Transaction Documents or of any Obligor under a Receivable and (v) the maintenance by the Administrator of the Lock-Box Accounts (and any related lock-box or post office box), including reasonable fees, costs and expenses of legal counsel for the Administrator and each member of each Purchaser Group relating to any of the foregoing or to advising the Administrator, any member of any Purchaser Group party to this Agreement or any related Liquidity Provider or any other related Program Support Provider about its rights and remedies under any Transaction Document or any related Funding Agreement and all reasonable costs and expenses (including reasonable counsel fees and expenses) of the

3	Assignment Agreement (FleetCor)

Administrator and each Purchaser Agent in connection with the enforcement or administration of the Transaction Documents or any Funding Agreement. The Seller and Servicer shall, subject to the provisos set forth in Section 1(e) and Section 2(e) of Exhibit IV hereto, reimburse the Administrator and each member of each Purchaser Group for the cost of such Person’s auditors (which may be employees of such Person) auditing the books, records and procedures of the Seller or the Servicer. The Seller shall reimburse each Conduit Purchaser for any amounts such Conduit Purchaser must pay to any related Liquidity Provider or other related Program Support Provider pursuant to any Funding Agreement on account of any Tax. The Seller shall reimburse each Conduit Purchaser on demand for all reasonable costs and expenses incurred by such Conduit Purchaser or any shareholder of such Conduit Purchaser in connection with the Transaction Documents or the transactions contemplated thereby, including certain costs related to the auditing of such Conduit Purchaser’s books by certified public accountants, and the Rating Agencies and reasonable fees and out-of-pocket expenses of counsel of the Administrator and each member of each Purchaser Group, or any shareholder or administrator of such, for advice relating to such Conduit Purchaser’s operation. Administrator and each member of each Purchaser Group agree, however, that unless a Termination Event has occurred and is continuing all of such entities will be represented by a single law firm.

(e) The definition of “Purchase Limit” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended by deleting the reference to the amount “$450,000,000” therein and substituting the amount “$500,000,000” therefor.

(f) Clause (g) of the definition of “Eligible Receivable” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

(g) that is not the subject of any asserted dispute, offset (contra payable or sales tax payable by FleetCor to a taxing authority), hold back, defense, Adverse Claim or other claim, but any such Pool Receivable shall be ineligible only to the extent of such dispute, offset, hold back, defense, Adverse Claim or other claim,

(g) The parenthetical in the definition of “FC Eligible Receivable” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

(other than clause (r) or (s))

(h) The definition of “Rating Agency Condition” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended by inserting, immediately after the reference to “Standard & Poor’s”, the following:

, Fitch

4	Assignment Agreement (FleetCor)

(i) Exhibit I to the Receivables Purchase Agreement is hereby amended by adding thereto in the appropriate alphabetical order the following definitions:

“Atlantic” means Atlantic Asset Securitization LLC and its successors.

“Calyon” means Calyon New York Branch and its successors.

“Fitch” means Fitch Ratings.

(j) Exhibit I to the Receivables Purchase Agreement is hereby amended by deleting in its entirety the definition of “CH Jones”.

(k) The “Commitment” of each of Market Street, Fifth Third, Three Pillars and Atlantic is hereby amended to be the amount set forth on its respective signature page hereto.

(l) Annex F of the Receivables Purchase Agreement is hereby amended and restated in its entirety as set forth on Annex F hereto.

(m) Annex B of the Receivables Purchase Agreement is hereby amended and restated in its entirety as set forth on Annex B hereto.

SECTION 3. Non-Pro Rata Fundings. (a) Notwithstanding anything to the contrary herein or in the Receivables Purchase Agreement, each of the parties hereto hereby understands and agrees that until the date following the date hereof when the outstanding Capital of each Purchaser equals such Purchaser’s Ratable Share of the Aggregate Capital, the Seller may request Capital, on a non-pro rata basis, from the Purchasers whose outstanding Capital does not yet equal their respective Ratable Share of the Aggregate Capital on the date so requested (it being understood that such requests shall, in any event, be made ratably among such Purchasers based on their respective Commitments).

(b) Each of the parties hereto hereby agrees that, immediately after giving effect to the assignments and assumptions set forth in Section 1 and the amendments set forth in Section 2, Atlantic shall make a non-pro rata advance to the Seller in the amount set forth on Schedule II, and the Seller shall make a non-pro rata paydown to cause the reduction of the outstanding Capital of each of Market Street, Three Pillars and Fifth Third in the amounts set forth on Schedule II; after giving effect to such non-pro rata advance and non-pro rata paydown, the outstanding Capital for each Purchaser shall be as set forth on Schedule II.

SECTION 4. Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to each of the Administrator, each Purchaser and each Purchaser Agent (including each member of the Atlantic Purchaser Group) as follows:

(a) representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date);

5	Assignment Agreement (FleetCor)

(b) no event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes a Termination Event or an Unmatured Termination Event; and

(c) the Facility Termination Date has not occurred; and

(d) the execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Receivables Purchase Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Receivables Purchase Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

SECTION 5. Representations and Warranties of Market Street. Market Street hereby represents and warrants, as to itself, to each of the Administrator and each member of the Atlantic Purchaser Group that it is the sole owner of its right, title and interest in and to the interests being transferred hereunder free of any Adverse Claim.

SECTION 6. Representations and Warranties of the New Parties. By executing and delivering this Amendment, each of the Atlantic Assignee, the Calyon Assignee and the Atlantic Purchaser Agent confirms to and agrees, as to itself, with the Administrator and the other parties and signatories hereto as follows:

(a) none of the Administrator, any Purchaser or any Purchaser Agent makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Receivables Purchase Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Receivables Purchase Agreement or any other Transaction Document or any other instrument or document furnished pursuant thereto or hereto, or with respect to the collateral or the financial condition of the Seller, the Servicer or any guarantor or any affiliate thereof, or the performance or observance by the Seller, the Servicer or any guarantor or any affiliate thereof of its respective obligations under the Receivables Purchase Agreement or any other Transaction Document or any other instrument or document furnished pursuant thereto or hereto;

(b) it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, become a party to the Receivables Purchase Agreement and become a Conduit Purchaser, Related Committed Purchaser or Purchaser Agent, as applicable;

(c) it will, independently and without reliance upon the Administrator, any Purchaser or any Purchaser Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Receivables Purchase Agreement or the other Transaction Documents; and

(d) it makes all of the applicable representations, warranties and covenants set forth in the Receivables Purchase Agreement as of the date hereof as if such representations, warranties and covenants were set forth herein, and agrees that it will perform in accordance with their terms all of the obligations which by their terms of this Amendment, the Receivables

6	Assignment Agreement (FleetCor)

Purchase Agreement and the other Transaction Documents are required to be performed by it as a Conduit Purchaser, Related Committed Purchaser or Purchaser Agent, as applicable, including, without limitation, the covenant and agreement to not institute against, or join any other Person in instituting against, any Conduit Purchaser, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing Note issued by such Conduit Purchaser is paid in full.

SECTION 7. Effectiveness. This Amendment shall be effective as of the date hereof (the “Effective Date”) provided that the following conditions shall have been satisfied:

(a) the Administrator shall have received counterparts of this Amendment duly executed by each of the parties hereto;

(b) Market Street shall have received the Atlantic Capital;

(c) receipt by the Calyon Purchaser Agent of (i) counterparts of a Purchaser Group Fee Letter dated as of the date hereof and executed by the such Purchaser Agent, the Seller and the Servicer, in form and substance reasonably satisfactory to such Purchaser Agent and (ii) the “Upfront Fee” referred to in such Purchaser Group Fee Letter;

(d) receipt by the Administrator of evidence that the counterpart signature page to the Chevron Letter Agreement, in form and substance reasonably satisfactory to the Administrator, has been executed by each of the Purchasers in and the Purchaser Agent for the Atlantic Purchaser Group and received by the parties entitled thereto;

(e) receipt by the Administrator of a favorable opinion, addressed to each Rating Agency, the Administrator, each Purchaser, each Purchaser Agent and each Liquidity Provider, in form and substance reasonably satisfactory to the Administrator and each Purchaser Agent, of King & Spalding LLP, counsel for Seller, the Originators and the Servicer, covering organizational, enforceability and noncontravention matters;

(f) receipt by the Calyon Purchaser Agent of reliance letters, addressed to the Purchasers in and the Purchaser Agent for the Atlantic Purchaser Group, in form and substance reasonably satisfactory to such Purchaser Agent, relative to opinions delivered by King & Spalding LLP in connection with the Receivables Purchase Agreement; and

(g) such other opinions, documents and instruments as the Administrator or any Purchaser Agent may reasonably request.

SECTION 8. Miscellaneous. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Amendment may be executed in any number of counterparts, which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or email shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

7	Assignment Agreement (FleetCor)

SECTION 9. No Proceedings; Limitation on Payments. Each of the parties and signatories hereto hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, any Conduit Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing Note issued by such Conduit Purchaser is paid in full. The covenant contained in this Section 9 shall survive any termination of the Receivables Purchase Agreement.

SECTION 10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 11. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.

[SIGNATURES BEGIN ON NEXT PAGE]

8	Assignment Agreement (FleetCor)

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the Market Street Purchaser Group

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

MARKET STREET FUNDING LLC, as a Related Committed Purchaser and as Conduit Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

Commitment: $175,000,000

S-1	Assignment Agreement (FleetCor)

CALYON NEW YORK BRANCH,
as Purchaser Agent for the Atlantic Purchaser Group

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:
Name:
Title:

CALYON NEW YORK BRANCH, as Related Committed Purchaser

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

Commitment: $100,000,000

ATLANTIC ASSET SECURITIZATION LLC as Conduit Purchaser

By:	Calyon New York Branch,
as attorney-in-fact

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

S-2	Assignment Agreement (FleetCor)

SUNTRUST ROBINSON HUMPHREY, INC.,
as Purchaser Agent for the Three Pillars Purchaser Group

By:	/s/ Joseph R. Franke
Name:	Joseph R. Franke
Title:	Director

SUNTRUST BANK, as a Related Committed Purchaser

By:	/s/ William Christensen
Name:	William Christensen
Title:	Director

Commitment: $100,000,000

THREE PILLARS FUNDING LLC, as a Conduit Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

FIFTH THIRD BANK, as Purchaser Agent for the Fifth Third Purchaser Group

By:	/s/ Robert O. Finley
Name:	Robert O. Finley
Title:	Vice President

S-3	Assignment Agreement (FleetCor)

FIFTH THIRD BANK,
as a Related Committed Purchaser

By:	/s/ Robert O. Finley
Name:	Robert O. Finley
Title:	Vice President

Commitment: $125,000,000

FIFTH THIRD BANK,
as a Conduit Purchaser

By:	/s/ Robert O. Finley
Name:	Robert O. Finley
Title:	Vice President

S-4	Assignment Agreement (FleetCor)

FLEETCOR FUNDING LLC, as Seller

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, as Servicer

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

S-5	Assignment Agreement (FleetCor)

Acknowledged and Agreed:

FLEETCOR TECHNOLOGIES, INC.,

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

S-6	Assignment Agreement (FleetCor)

SCHEDULE I

Assignments and Payment Amounts

Section 1.

Commitment Assigned to Calyon Assignee:	$50,000,000.00
Committed Assignor’s Commitment (after giving effect to this assignment):	$175,000,000.00
Calyon Assignee’s Commitment (after giving effect to this assignment):	$50,000,000.00
Calyon Assignee’s Commitment (after giving effect to this assignment and the Amendment):	$100,000,000.00
Capital Assigned to Atlantic Assignee:	$35,333,333.33
Conduit Assignor’s Capital (after giving effect to this assignment):	$123,666,666.67
Atlantic Assignee’s Capital (after giving effect to this assignment):	$35,333,333.33
Section 2.
Atlantic Capital (payable by Atlantic):	$35,333,333.33

Payment Instructions:

PNC Bank, National Association

ABA #:

Account #:

Credit: Market Street Funding LLC

Ref: FleetCor Funding LLC

I-1	Assignment Agreement (FleetCor)

SCHEDULE II

Non-Pro Rata Advance and Paydown

Advance (Atlantic):	$28,266,666.67

Paydown (Market Street):	$12,366,666.67
Paydown (Three Pillars):	$7,066,666.67
Paydown (Fifth Third):	$8,833,333.33

Atlantic’s Capital (prior to giving effect to the advance):	$35,333,333.33
Atlantic’s Capital (after giving effect to the advance):	$63,600,000.00

Market Street’s Capital (prior to giving effect to the paydown):	$126,666,666.67
Market Street’s Capital (after giving effect to the paydown):	$111,300,000.00

Three Pillar’s Capital (prior to giving effect to the paydown):	$70,666,666.67
Three Pillar’s Capital (after giving effect to the paydown):	$63,600,000.00

Fifth Third’s Capital (prior to giving effect to the paydown):	$88,333,333.33
Fifth Third’s Capital (after giving effect to the paydown):	$79,500,000.00

II-1	Assignment Agreement (FleetCor)

SCHEDULE II

NOTICE ADDRESSES

CALYON NEW YORK BRANCH

1301 Avenue of the Americas

New York, NY 10019

Attention:	Conduit Securitization Group
Telephone.:	(212) 261-7819
Facsimile:	(212) 459-3258

ATLANTIC ASSET SECURITIZATION LLC

c/o CALYON NEW YORK BRANCH

1301 Avenue of the Americas

New York, NY 10019

Attention:	Conduit Securitization Group
Telephone:	(212) 261-7819
Facsimile:	(212) 459-3258

II-1	FleetCor Fourth Amended and Restated Receivables Purchase Agreement Form of Purchase Notice

ANNEX F

to Fourth Amended and Restated Receivables Purchase Agreement

FORM OF PAYDOWN NOTICE

Dated as of [             , 20    ]

FleetCor Technologies Operating Company, LLC

3091 Governors Lake Drive

Building 100, Suite 100

Norcross, Georgia 30071

Attention: Eric R. Dey

PNC Bank, National Association

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

Attention: Bill Falcon

SunTrust Robinson Humphrey, Inc.

303 Peachtree Street, NE

23 rd Floor, MC 3950

Atlanta, Georgia 30308

Attention: ABS Surveillance

Fifth Third Bank

MD 109046

38 Fountain Square Plaza

Cincinnati, OH 45263

Attention: Asset Securitization

Calyon New York Branch

1301 Avenue of the Americas

New York, NY 10019

Attention: Conduit Securitization Group

Ladies and Gentlemen:

Reference is hereby made to the Fourth Amended and Restated Receivables Purchase Agreement, dated as of October 29, 2007 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”), among FleetCor Funding LLC, as Seller, FleetCor Technologies Operating Company, LLC, as Servicer, the various Purchasers and Purchaser Agents from time to time party thereto, and PNC Bank,

II-1	FleetCor Fourth Amended and Restated Receivables Purchase Agreement Form of Purchase Notice

National Association, as Administrator for each Purchaser Group. Capitalized terms used in this paydown notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

This letter constitutes a paydown notice pursuant to Section 1.4(f)(i) of the Receivables Purchase Agreement. The Seller desires to reduce the Aggregate Capital on                 ,              1 by the application of $                 (of which $             will reduce Capital funded by the Market Street Purchaser Group, $             2 will reduce Capital funded by the Three Pillars Purchaser Group, $             will reduce Capital funded by the Fifth Third Purchaser Group and $             will reduce Capital funded by the Atlantic Purchaser Group) in cash to pay Aggregate Capital and Discount to accrue (until such cash can be used to pay commercial paper notes) with respect to such Aggregate Capital, together with all costs related to such reduction of Aggregate Capital.

[1]

Notice must be given at least one Business Day no later than 2:00 p.m. (New York City time) prior to the date of such reduction for any reduction of the Aggregate Capital less than or equal to $15,000,000 (or such greater amount as agreed to by the Administrator and the Majority Purchaser Agents) and at least three Business Days prior to the date of such reduction for any reduction of the Aggregate Capital greater than $15,000,000.

[2]

All payments to Three Pillars Funding LLC must be made by 12:00 p.m. (New York City time) in order to comply with Section B(1)(a) of the DTC Operational Arrangements and the DTC Notice (B#2078-07) dated September 11, 2007.

II-2	FleetCor Fourth Amended and Restated Receivables Purchase Agreement Form of Purchase Notice

IN WITNESS WHEREOF, the undersigned has caused this paydown notice to be executed by its duly authorized officer as of the date first above written.

FLEETCOR FUNDING LLC

By:
Name:
Title:

II-3	FleetCor Fourth Amended and Restated Receivables Purchase Agreement Form of Purchase Notice

ANNEX B

to Fourth Amended and Restated Receivables Purchase Agreement

FORM OF PURCHASE NOTICE

Dated as of                  , 20

PNC Bank, National Association

One PNC Plaza, 3rd Floor

249 Fifth Avenue

Pittsburgh, PA 15222-2707

SunTrust Robinson Humphrey, Inc.

303 Peachtree Street, NE

23rd Floor, MC 3950

Atlanta, GA 30308

Fifth Third Bank

MD 109046

38 Fountain Square Plaza

Cincinnati, OH 45263

Calyon New York Branch

1301 Avenue of the Americas

New York, NY 10019

Attention: Conduit Securitization Group

[Each Other Purchaser Agent]

Ladies and Gentlemen:

Reference is hereby made to the Fourth Amended and Restated Receivables Purchase Agreement, dated as of October 29, 2007 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”), among FleetCor Funding LLC (“Seller”), FleetCor Technologies Operating Company, LLC, as Servicer, the various Purchasers and Purchaser Agents from time to time party thereto, and PNC Bank, National Association, as Administrator for each Purchaser Group (in such capacity, the “Administrator”). Capitalized terms used in this Purchase Notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

B-1	FleetCor Fourth Amended and Restated Receivables Purchase Agreement Form of Purchase Notice

This letter constitutes a Purchase Notice pursuant to Section 1.2(a) of the Receivables Purchase Agreement. Seller desires to sell an undivided variable interest in a pool of receivables on             , [20     ], for a purchase price of $             3 (of which $             will be funded by Market Street, $             will be funded by Three Pillars, $             will be funded by Atlantic and $             will be funded by Fifth Third). Subsequent to this Purchase, and after giving effect to the increase in the Aggregate Capital, the Purchased Interest will be $            .

Seller hereby represents and warrants as of the date hereof, and as of the date of Purchase, as follows:

(i) the representations and warranties contained in Exhibit III of the Receivables Purchase Agreement are true and correct in all material respects on and as the date of such purchase as though made on and of such date (except for representations and warranties which apply as to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

(ii) no event has occurred and is continuing, or would result from such purchase, that constitutes a Termination Event or Unmatured Termination Event;

(iii) the Aggregate Capital, after giving effect to any such purchase or reinvestment shall not be greater than the Purchase Limit, and the Purchased Interest will not exceed 100%; and

(iv) the Facility Termination Date has not occurred.

[3]

Such amount shall not be less than $500,000 (or such lesser amount as agreed to by the Administrator and the Majority Purchaser Agents) and shall be in integral multiples of $100,000 with respect to each Purchaser Group.

B-2	FleetCor Fourth Amended and Restated Receivables Purchase Agreement Form of Purchase Notice

IN WITNESS WHEREOF, the undersigned has caused this Purchase Notice to be executed by its duly authorized officer as of the date first above written.

FLEETCOR FUNDING LLC

By:
Name Printed:
Title:

B-3	FleetCor Fourth Amended and Restated Receivables Purchase Agreement Form of Purchase Notice